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                                                                    Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 TO THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kupper Parker Communications, Incorporated (the "Company") on Form 10-QSB for the period ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Kupper, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Bruce Kupper

Bruce Kupper
Chief Executive Officer
September 12, 2003

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Kupper Parker Communications, Incorporated and will be retained by Kupper Parker Communications, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.